SECURITIES & EXCHANGE COMMISSION
                       Washington, D.C. 20549

                        ___________________


                              FORM 8-K

                           CURRENT REPORT


               PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    March 7, 1997

                         TIREX AMERICA INC.
       (Exact name of registrant as specified in its charter)

             DELAWARE                33-17598-NY         22-2824362
     (State or other jurisdiction    (Commission       (I.R.S. Employer
          of incorporation)          File Number)     Identification No.)


            3767 THIMENS, SUITE 207
             VILLE ST. LAURENT, QUEBEC                H4R lW4
     (Address of principal executive offices)        (Zip Code)


                                   (514) 335-0111
              (Registrant's telephone number, including area code)

              (Former name, former address and former fiscal year,
                         if changed since last report)

                                Page 1 of 9 pages
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     ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

     Change in Offering Restrictions

         As reported in Registrant's current reports on Forms 8-K, dated January 10 (the "January 10th S-K"), and February 5, 1997 (the "February 5th 8-K ), filed with the Commission on January 24, and February 20, 1997, respectively, Registrant, has sold an aggregate of six hundred thousand (600,000) shares of its common stock, $.001 par value, per share (the "Shares") without registration under the Securities Act of 1933, as amended (the "Securities Act") pursuant to Regulation S thereof The information reported in Item 9 of the January 10th and February 5th
     8-K's, and all Exhibits filed with the said reports are hereby incor-porated herein by reference.

         All of the Shares were purchased for cash on a "delivery against payment basis" by a corporation formed under the laws of the British Virgin Islands and having its administrative office at P.O. Box 484, 108 14 Halkett Place, St. Helier, Jersey, Channel Islands (the "Buyer") at a purchase price of twenty-seven United States cents (US $0.27) per share (the "Purchase Price"). As reported in detail in Item 9 of the January 10th and February 5th S-K's, such sales were made pursuant to the terms of a subscription agreement, dated December 20, 1997 (the "Subscription Agreement"), which was filed as Exhibit 4 to the January 10th 8-K. The Subscription Agreement entitles the Buyer to purchase an aggregate of five million, five hundred fifty-five thousand, five hundred fifty-five (5,555,555) shares of Registrant s common stock during the approximately six-month period which began on December 20, 1996 and will end on June 23. 1997 at a price of $0.27 per share. The per share purchase price of $0.27 represented a discount of three cents ($0.03) or ten percent (10%) from the average of the high and low bid prices for Registrant's common stock as traded in the over-the-counter market and reported in the NASDAQ Bulletin Board during the month of December 1996. Registrant believes that such discount is warranted by a number of factors including but not limited to the length of the restricted period, the historic volatility of the market for Registrant's common stock, and Registrant's financial condition. The terms of the Subscription Agreement required, among other things, that the certificates representing all shares sold under the Subscription Agreement would bear a legend reciting the absence of registration under the Securities Act of 1933 of the shares represented thereby and the restrictions on transfer resulting from such lack of registration.

         On March 7, 1997, in a letter to Registrant, the Buyer acknowledged that the 40-day restricted period respecting the 600,000 Shares which it had purchased had not yet commenced and that until such period had elapsed the Shares could be sold only within the limitations of Regulation
     S. The Buyer, however, requested that Registrant authorize the removal of the restrictive legend from the certificates for the sole purpose of facilitating the Buyer's ability to sell some of the Shares in accordance with the requirements of Regulation S.

         In response to such request, the Registrant and the Buyer agreed to adopt transactional and offering restrictions, the purpose of which are to insure that the Shares will not be sold to a United States person during the restricted period despite the absence of a restrictive legend and that the offers and sales of the Shares which were made by Registrant to the Buyer would remain,

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     and any subsequent offers and resales of the Shares which may be made by the Buyer will be made, in conformance with the requirements of Rule 903
     (c)(2) and, if applicable to resales by the Beneficial Shareholder, with the requirements of Rule 904. The transactional and offering restrictions which will be implemented by the Registrant and the Buyer are set forth in the Buyer's letter to Registrant, dated March 7, 1997, which is being filed as Exhibit 4 to this Report, They include without limitation the following:

         In connection with any sale of the Shares made prior to the expiration of the applicable 40- day restricted period, the Buyer will perform all due diligence investigations and obtain and examine all representations from any prospective purchaser, together with all documentary evidence needed to support the accuracy and completeness of such representations, as is necessary to ensure to the satisfaction of the Buyer and of the Registrant that:

         (a) every such sale will be made in an "offshore transaction" as that term is defined in Rule 902(i);

         (b) no directed selling efforts, as that term is defined in Rule 902(b), shall be made in the United States by the Registrant, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing;

         (c) that at the time of every such sale, the Registrant is current in its 1934 Act reporting requirements;

         (d) that the following offering restrictions will be implemented in accordance with Rule 902(h) of Regulation S:

              (i) all offers and sales of the Shares by the Buyer, or by any purchaser from the Buyer, made prior to the expiration of the 40-day restricted period shall be made only: (i) in accordance with the provisions of Rule 903(c)(2) or, if applicable, Rule 904; (ii) pursuant to registration of the Shares under the Act; or (iii) pursuant to any available exemption from the registration requirements of the Act; and

              (ii) that all offering materials and documents (other than press releases) used in connection with offers and sales of the Shares prior to the expiration of the restricted period specified in Rule 903(c)(2) shall include statements to the effect that the Shares have not been registered under the Act and may not be offered or sold in the United States or to U.S. persons (other than distributors) unless the Shares are registered under the Act, or an exemption from the registration requirements of the Act is available. Such statements shall appear in all places designated in Rule 902(h)(2)(i) - (iii);



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     (e) that the offer or sale of any of any of the Shares, if made prior to the expiration of the 40-day restricted period, will not be made to a U.S. person, as that term is defined in Rule 902(o), or for the account of a U.S. person (other than a distributor); and

    (f) the Buyer will send to any person who purchases any of the Shares from it (if such purchaser is a distributor, dealer [as defined in Section 2(12) of the Act], or a person receiving a selling concession, fee or other remuneration in respect of the Shares), a confirmation or other notice to the purchaser stating that the purchaser is subject to the same restrictions on offers and sales that apply to a distri-butor and that the Shares may be offered and sold during the restrict-ed period only: (i) in accordance with the provisions of Regulation S;
         (ii) pursuant to registration under the Act; or (iii) pursuant to an available exemption from the registration requirements of the Act, and the Buyer acknowledges that in connection with its purchase of the Shares from the Registrant, the Registrant sent such notice to the Buyer.

         Based upon the foregoing, the certificates representing the Shares were reissued to the Buyer on or about March 13, 1997 without restrictive legends.


     ITEM 7. EXHIBITS

         The following documents are incorporated by reference in this Report from Registrant's current report on Form 8-K, dated January 10, 1997 and filed with the Securities and Exchange Commission on January 24, 1997, under the following designation:

     Exhibit 4. Offshore Common Stock Subscription Agreement, dated December 20, 1996, between Registrant and Damask Holdings Limited with the following Exhibits appended to such Sub-scription Agreement:

                        Exhibit A - Certificate of the Directors of the Buyer

                        Exhibit B - Certificate of the Corporate Secretary of
                                      the Buyer

                        Exhibit C - Delivery Against Payment Instructions

         Exhibits filed as part of this Report are as follows:

     Exhibit 4. Letter Agreement, dated March 7, 1997, between Registrant and Damask Holdings Limited.




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                                      SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       TIREX AMERICA INC.



     Dated; March 18, 1997             By  /S/ Terence C. Byrne
                                         Terence C. Byrne, President







































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